1. Parties. This Sublease, dated, for reference purposes only,
September 1 ,1999, is made by and between AirCold Supply, a division of Westburne Supply. Inc. ("Sublessor") and Upright Inc. ("Sublessee").
     2.  Premises.  Sublessor  hereby
subleases to Sublessee and Sublessee hereby subleases from Sublessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property, including all improvements therein, and commonly known by the Street address of 5650 E. Clinton Avenue, Fresno located in the County of Fresno State of California and generally described as (describe briefly the nature of the property) that 9,216 square foot industrial building and associated parking as shown on attached Exhibit. A Parcel E. Tota1ing 35.823 "- square feet.
("Premises").
     3. Term.
        3.1 Term.   The term of this Sublease shall be for Twenty-six  (26)
months. Commencing on thirty (30) days from lease execution estimated to he October 1. 1999 and ending on November 30, 2001 unless sooner terminated pursuant to any provision hereof.
        3.2 Delay in Commencement. Sublessor agrees to use its best commercially
     reasonable   efforts  to  deliver   possession   of  the  Premises  by  the
commencement date. If, despite said efforts,. Sublessor is unable to deliver possession as agreed, Sublessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Sublease. Sublessee shall not, however, be obligated to pay Rent or perform its other obligations until it receives possession of the Premises. If possession is not delivered within sixty days after the commencement date, Sublessee may, at its option, by notice in writing within ten days after the end of such sixty day period, cancel this Sublease, in which event the Parties shall be discharged from all obligations hereunder. If such written notice is not received by Sublessor within said ten-day period, Sublessee's right to cancel shall terminate. Except as otherwise provided, if possession is not tendered to Sublessee when required and Sublessee does not terminate this Sublease, as aforesaid, any period of rent abatement that Sublessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Sublessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts or omissions of Sublessee. If possession is not delivered within 120 days after the commencement date, this Sublease shall automatically terminate unless the Parties agree, In writing to the contrary.
    4.  Rent
    4.1  Base Rent.  Sublessee  shall pay to  Sublessor  as Base Rent for the Premises equal monthly payments of $3,750. 00 in advance, on the 1st day of each month of the term hereof. Sublessee shall pay Sublessor upon the execution hereof $3,750.OO as Base rent for first month's rent
Base rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment.
     4.2  Rent  Defined.   All  monetary   obligations   of  Sublessee  to
Sublessor under the terms of this Sublease (except for the Security Deposit) are deemed to be rent ("Rent"). Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.
     5.  Security  Deposit.   Sublessee  shall  deposit  with  Sublessor  upon
execution hereof $3,750 .00 as security for Sublessee's faithful performance of Sublessee's obligations hereunder. If Sublessee fails to pay Rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease, Sublessor may use, apply or retain all or any portion of said deposit for the payment of any Rent or other charge in default or for the payment of any other sum to which Sublessor may become obligated by reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby. If Sublessor so uses or applies all or any portion of said deposit, Sublessee shall within ten
days  after  written   demand   therefore   forward  to  Sublessor  an  amount
sufficient to restore said Deposit to the full amount provided for herein and Sublessee's failure to do so shall be a material breach of this Sublease. Sublessor shall not be required to keep said Deposit separate from its general accounts. If Sublessee performs all of Sublessee's obligations hereunder, said Deposit, or so much thereof as has not therefore been applied by Sublessor, shall be returned, without payment of interest to
Sublessee (or at Sublessor's option, to the last assignee, if any, of Sublessee's Interest hereunder) at the expiration of the term hereof, and after Sublessee has vacated the Premises. No trust relationship is created herein between Sublessor and Sublessee with respect to said Security Deposit.
     6.  Use.
         6.1  Agreed Use.  The Premises  shall be used and  occupied  only for
general     distribution     and    storage    of     machinery     parts    and
accessories____________________________ and for no other purpose.
         6.2 Compliance. Sublessor warrants that the improvements on the Premises comply with all applicable covenants or restrictions of record and
applicable   building   codes,   regulations   and   ordinances   ("Applicable
Requirements") in effect on the commencement date. Said warranty does not apply to the use to which Sublessee will put the Premises or to any alterations or utility installations made or to be made by Sublessee. NOTE:
Sublessee is responsible for determining whether or not the zoning is appropriate for its intended use, and acknowledges that past uses of the Premises may no longer be allowed. If the Premises do not comply with said warranty, Sublessor shall, except as otherwise provided, promptly after receipt of written notice from Sublessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Sublessor's
expense.   If  Sublessee  does  not  give   Sublessor   written  notice  of  a
non-compliance   with  this   warranty   within  six  months   following   the
commencement date, correction of that non-compliance shall be the obligation of Sublessee at its sole cost and expense. If the Applicable Requirements are hereafter changed so as to require during the term of this Sublease the construction of an addition to or an alteration of the Building, the remediation of any Hazardous Substance, or the reinforcement or other physical modification of the Building ("Capital Expenditure"), Sublessor and Sublessee shall allocate the cost of such work as follows:

          (a) If such Capital Expenditures are required as a result of the specific and unique use of the Premises by Sublessee compared with uses by tenants in general, Sublessee shall be fully responsible for the cost thereof provided, however, that if such Capital Expenditure is required during the last two years of this Sublease and the cost thereof exceeds six months' Base Rent, Sublessee may instead terminate this Sublease unless Sublessor notifies Sublessee in writing, within ten days after receipt of
Sublessees's   terminate   notice  that  Sublessor  has  elected  to  pay  the
difference  between  the  actual  cost  thereof  and the  amount  equal to six
months'  Base  Rent.   The  Parties   elect   termination;   Sublessee   shall
immediately cease the use of the Premises which requires such Capital Expenditure a deliver to Sublessor written notice specifying a termination date at least ninety days thereafter. Such termination date shall, however, in no event be earlier then the last day that Sublessee could legally utilize the Premises without commencing such Capital Expenditure.
         (b) If such Capital Expenditure is not the result of the specific and unique use of the Premises by Sublessee (such governmentally mandated seismic modifications, then Sublessor shall pay for said Capital Expenditure and the cost thereof shall prorated between the Sublessor and Sublessee and Sublessee shall only be obligated to pay, each month during the remainder of the term of this Sublease, on the date on which Rent is due, an amount equal to the product of multiplying the cost of such Capital Expenditure b fraction, the numerator of which is one, and the denominator of which is the number of months of the useful life of such Capital Expenditure as such useful life is specified pursuant to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then commerically reasonable in the judgment of Sublessor's accountant), with Sublessee reserving the right prepay its obligation at any time. Provided, however, that if such Capital Expenditure is required during the last two years of this Sublease or if Sublessor reasonably determines that it is not economically feasible to pay its share thereof, Sublessor shall have the option terminate this Sublease upon ninety days prior written notice to Sublessee unless Sublessee notifies Sublessor, in writing, within ten days after receipt of Sublessor's termination notice that Sublessee will pay for such Capital Expenditure. If Sublessor does not elect to terminate and fails to tender its share of any such Capital Expenditure, Sublessee may
advance  such  funds  and  deduct  same,   with  interest,   from  Rent  until
Sublessor's share of such costs have been fully paid. If Sublessee is unable to finance Sublessor's share, or if the balance of the Rent due and payable for the remainder of this Sublease is not sufficient to fully reimburse Sublessee on an offset basis, Sublessee shall hay the right to terminate this Sublease upon ten days written notice to Sublessor.
         (c) Notwithstanding the above, the provisions concerning Capital Expenditures are intended to apply only to non-voluntary unexpected, and new Applicable Requirements. If the Capital Expenditures are instead triggered by Sublessee as a result of an actual c proposed change in use, change in intensity of use, or modification to the Premises then, and in that event, Sublessee shall be full responsible for the cost thereof, and Sublessee shall not have any right to terminate this Sublease.
         6.3  Acceptance of Premises and Lessee. Sublessee acknowledges that:
         (a)  it has been  advised by Brokers to satisfy  itself with  respect
to  the  condition  of  the  Premises   (including  but  not  limited  to  the
electrical,   HVAC  and  fire  sprinkler  systems,   security,   environmental
aspects, and compliance with Applicable Requirements), and their suitability for Sublessee's intended use,
         (b) Sublessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility' therefor as the same relate to Its occupancy of the Premises, and
         (c) neither Sublessor, Sublessor's agents, nor any Broker has made any oral or written representations or warranties with respect to said matters other than as set forth In this Sublease.
In addition, Sublessor acknowledges that:
         (a) Broker has made no representations, promises or warranties concerning Sublessee's ability to honor the Sublease or suitability to occupy the Premises, and
         (b)  It  is  Sublessor's  sole   responsibility  to  investigate  the
financial capability and/or suitability of all proposed tenants.
    7.   Master Lease
         7.1 Sublessor is the lessee of the Premises by virtue of a lease, hereinafter the "Master Lease", a copy of which is attached hereto marked
Exhibit 1, wherein P & R Properties with current owner now Douglas B. Jensen is the lessor, hereinafter the "Master Lessor"
         7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.
         7.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word Lessee" is used it shall be deemed to mean the Sublessee herein.
         7.4  during  the  term  of  this   Sublease   and  for  all   periods
subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and
every   obligation  of  Sublessor  under  the  Master  Lease  except  for  the following paragraphs which are excluded therefrom: 0
         7.5 The obligations that Sublessee has assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessee's Assumed Obligations". The obligations that Sublessee has not assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessor's remaining Obligations".
         7.6  Sublessee  shall  hold  Sublessor  free  and  harmless  from all
liability,   judgments,   costs,   damages,   claims  or  demands,   including
reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.
         7.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.
         7.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any Party to the Master Lease.
     8.  Assignment of Sublease and Default.
         8.1 Sublessor hereby assigns and transfers to Master Lessor the Sublessor's interest in this Sublease, subject however to the provisions of Paragraph 8.2 hereof.
         8.2 Master Lessor, by executing this document, agrees that until Default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the Rent accruing under this Sublease. However, if Sublessor shall Default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all Rent owing and to be owed under this Sublease. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the Rent from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.
         8.3 Sublessor hereby irrevocably authorizes and directs Sublessee upon receipt of any written notice from the Master Lessor stating that a
Default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the Rent due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such Rent to Master Lessor without any obligation or right to inquire as to whether such Default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such Rent so paid by Sublessee.
        8.4   No  changes  or  modifications  shall  be made to this  Sublease without the consent of Master Lessor.
    9.  Consent of Master Lessor.
        9.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then, this Sublease shall not be effective unless, within ten days of the date hereof, Master Lessor signs this Sublease thereby giving it's consent to this subletting.
         9.2 in the event that the obligations of the 8ubts.sor under the Master Lease have been guaranteed by third parties then neither is Sublease, nor the Master Lessor's Consent, shaft be effective unless, within 10 days of the date hereof, said guarantors sign this sublease thereby giving their consent to this Sublease.
         9.3  in the event that Master Lessor does give such consent than:
              (a) Such   consent   shall   not   release   Sublessor   of  Its
   obligations or alter the primary liability of Sublessor to pay the Rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.
              (b) The  acceptance at Rent by Master  Lessor from  Sublessee or anyone alas liable under the Master Lease shell not be deemed a waiver by Master Lessor at any provisions of the Master Lease.
              (c) The consent to this Sublease  shall not  constitute  consent to any subsequent subletting or assignment
              (d) In the event of any  Default of  Sublessor  under the Master
   lease,   Master  Lessor  may  proceed  directly  against   Sublessor,   any
   guarantors or anyone else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.
              (e) Master  Lessor may  consent to  subsequent  sublettings  and assignments of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor or anyone also Liable under the Master Lease arid without obtaining their consent and such action shall not relieve such persons from liability.
              (f) in  the  event   that   Sublessor   shall   Default  in  lie
   obligations under the Master Lease, then Master Lessor, at Its option end 'without being obligated to do so. may require Sublessee to attorn to Master Lessor in which event Master Lessor shill undertake the obligations of 5ubiesot under this Sub1eso from , time of the exercise of said option to termination of this Sublease but Master Lessor hail not be liable for any prepaid Rent nor any Security Deposit paid by Sublessee, nor shall Master Lessor or be liable fur any other Defaults I the 6ub1ieor under ha Sublease.
         9.4 The signature of the Master Lessor and any Guarantors of Sublessor at the and of this document shall constitute their consent to the terms of JO Sublease.
         9.5 Master Lessor acknowledges that, to the beat of Master Lessor's knowledge. no Default presently exists under the Master Lease of obligation, to be performed by Sublessor and that the Master Lease is in full force and effect.
        9.6 In the event that Sublessor Defaults under its obligations to be performed Under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. 8ublesoo shall have the right to cure any Default of Sublessor described in any notice of default within ten days after service of such notice of default on Sublessee, If such Default In cured by Sublessee ran Sublessee shall have the right of reimbursement and offset from end against Sublessor.
     10.  Brokers Fee.
         10.1 Upon execution hereof by all parties, Sublessor shall pay to Colliers Tingey & Commercial West Associates licensed real estate broker, ('Broker), a tee as set forth in a separate agreement between Sublessor and Broker, or In the event there is no such separate agreement, the sum of $2, 925 each/$5,950. total for brokerage services rendered by Broker, Sublessor in this transaction.
         10.2 Sublessor agrees that if Sublessee exercises any option or right of first refusal us granted by Sublessor herein, or any option right substantially similar thereto, either to extend the term of this Sublease, to renew this Sublease, to purchase the Premises, or to lease or purchase. adjacent property which Sublessor may own or in which Sublessor have an Interest, then Sublessor shall pay to Broker a fee In accordance with the schedule of Broker in effect at the Urn. of the execution of this Sublease. Notwithstanding the foregoing, Sublessor's obligation under his Paragraph
10.2 is limited to a transaction in which Sublessor is acting, as Sublessor, lessor or seller.
         10.3 Master Lesser egress that If Sublessee shall exercise any option or right of first refusal granted to Sublessee by Master Lessor in connection with this Sublease, or any option or right substantially similar thereto. either to extend or renew the Master Lease, to purchase the Premises or any part thereof, or to lease or purchase. adjacent property which Master Lessor may own or In which Master Lessor has an Interest, or If Broker is the procuring cause of any other lease or sales entered Into between Sublessee and Master Lessor pertaining to the Premises, any part thereof, or any adjacent property' which Master Lessor owns or in which It has in Interest, then as to any of said transactions, Master Lessor shall pay to Broker a fee, In cash, in accordance with the schedule of Broker in effect at the time of the execution of this Sublease.
        10.4 Any fee due from Sublessor or Master Lessor hereunder shall be due and payable upon the exercise Of any option to extend or renew, upon the execution of any new lease, or, In the event of a purchase at the close of escrow,
        10.5 Any transference or Sublessor's interest In this Sublease, or of Master Lessor's interest In the Master Lease, by accepting an assignment thereof, shall be deemed to have assumed the respective obligations of Sublessor or Master Lesser under this Paragraph 10. Broker shall be deemed to be a third-party beneficiary of this paragraph 10.
    11. Attorney'. Fees. If any party or the Broker named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on Wet and appeal, shall be entitled to his reasonable attorney's tons to be paid by the losing party as fixed by the Court
    12. Additional Provisions. (If, there are no additional provisions, draw a line from this, point to the next printed word after the space left here. If there are additional, provisions place the same here, 0 -


    13. Rental Abatement:    Monthly  Rental  shall be abated for Months 1, 2,3
                             and 4 of the sublease

    14.  Sublessor's  Obligations:  Prior  to sublease commencement,  Sublessor shall that all HVAC, intercom, plumbing and lighting systems are in good working order.
-
    15.  Acceptance of Premises: Upon Vacating of premises by existing Sublease
                             (Fresno Moving & Storage), Sublessor or
                              Sublessor's agent and Sublessee
                              Or Sublessee's agent will walk premises to discover and remedy at Sublessor's expense any outstanding repair or obligations as required by said Master Lease, including normal wear and tear


ATTENTION:  NO  REPRESENTATION  OR  RECOMMENDATION  IS  MADE  BY THE  AMERICAN
INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY REAL ESTATE BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS SUBLEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1.  SEEK  ADVICE  OF  COUNSEL  AS TO THE LEGAL  AND TAX  CONSEQUENCES  OF THIS
    SUBLEASE.

2. . RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO:
THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PROPERTY, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR SUBLESSEE'S INTENDED USE.


WARNING: IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE SUBLEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED.


Executed at: Costa Mesa, CA          Aircold Supply a div of Westburne Supply,
                                    UpRight, Inc.
                                    By:


Executed at:                        UpRight, Inc.
                                    By:  /s/ Grant Melocik
                                    BY:   VP Operations

Executed at:                        By:  /s/ Douglas B. Jensen
                                    "Master Lessor" (Corporate Seal)


NOTE: These forms are often modified to moot changing requirements of law and needs of the industry. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE
ASSOCIATION, 700 So. Flower St., Suite 600, Los Angeles, CA 90017. (213)
687-8777.